SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K/A


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                 June 11, 1996



                STERLING CHEMICALS, INC.
(Exact name of registrant as specified in its charter)




	         Delaware    		           1-10059        	    76-0185186
	(State of Incorporation)   (Commission File Number)    (IRS Employer
     					                                          	Identification No.)




1200 Smith Street, Suite 1900
Houston, Texas                            77002-4312
(Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code         (713) 650-3700


Item 5.  Other Events.

	This Form 8-K/A amends exhibit 2 of the Form 8-K filed on April 26, 1996 with the attached exhibit 2.1, First Amendment to Merger Agreement dated as of June 11, 1996.



Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

	(c)	Exhibits.

		2.1	First Amendment to Merger Agreement dated as of June 11, 1996.



SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 14, 1996	STERLING CHEMICALS, INC.



	By:[signature appears here]
	Jim P. Wise
	Vice President - Finance and
	Chief Financial Officer


EXHIBIT INDEX
Exhibit
Number				Description of Exhibit			                              	Page

2.1	First Amendment to Merger Agreement dated as of June 11, 1996  	5





EXHIBIT 2.1



STX ACQUISITION CORP.

Eight Greenway Plaza, Suite 702
Houston, Texas 77046

June 11, 1996


Sterling Chemicals, Inc.
1200 Smith Street
Suite 1900
Houston, Texas  77002

		Re:	First Amendment to Merger Agreement

Gentlemen:

		Reference is made to that certain Agreement and Plan of Merger (the
"Merger Agreement") dated as of April 24, 1996 between STX Acquisition Corp., a Delaware corporation ("STX"), and Sterling Chemicals, Inc., a Delaware
corporation ("SCI").

		STX and SCI desire to amend the Merger Agreement in certain respects.
Therefore, in consideration of the mutual covenants and agreements contained herein and in the Merger Agreement, STX and SCI, intending to be legally bound, hereby agree as follows:

		Section 1.	Amendment to Section 2.05 of the Merger Agreement.  Section
2.05(a) of the Merger Agreement is hereby amended to read in its entirety as follows:


   	(a)	At the Effective Time, the Restated Certificate of Incorporation
    of the Company, as in effect on the date thereof, shall be amended to read in its entirety as set forth in Exhibit B and, as so amended, shall be the certificate of incorporation of the Surviving Corporation after the Effective Time until thereafter changed or amended as provided therein or by the DGCL



		Section 2.	Amendment to Section 7.07(c) of the Merger Agreement.  Section
7.07(c) of the Merger Agreement is hereby amended by replacing the phrase
"within 45 days after the date hereof," contained therein with the phrase
"on or before June 24, 1996,".

		Section 3.	Amendment to Section 7.07(d) of the Merger Agreement.  Section
7.07(d) of the Merger Agreement is hereby amended by replacing the figure
"$107,000,000" contained therein with the figure "$96,574,952".



		Section 4.	Amendment to Section 9.01(c)(ix) of the Merger Agreement.
Section 9.01(c)(ix) of the Merger Agreement is hereby amended by replacing the phrase "within 45 days after the date hereof" contained therein with the phrase "on or before June 24, 1996".

		Section 5.	Attachment of Exhibit B to Merger Agreement.  The Merger
Agreement is hereby amended by attaching thereto as Exhibit B the form of
Restated Certificate of Incorporation of the Company set forth in
Exhibit B attached hereto and incorporated herein for all purposes.

		Section 6.	Effect of Amendments.  Except as amended and modified by this letter agreement, the Merger Agreement shall continue in full force and effect.  The Merger Agreement and this letter agreement shall be read, taken and construed as one and the same instrument.  Upon the effectiveness of this letter agreement, each reference in the Merger Agreement to
"this Agreement" shall mean and be a reference to the Merger
Agreement as amended hereby.

		Section 7.	Counterparts.  This letter agreement may be signed in
any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this letter agreement to produce or account for more than one such counterpart.

		Section 8.	Entire Agreement.  This letter agreement (i) constitutes
the entire contract between the parties relative to the amendments to the Merger Agreement made hereby, (ii) supersedes all prior agreements, consents and understandings relating to such amendments and (iii) may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

		Section 9.	Governing Law.  THIS LETTER AGREEMENT SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF
THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE
OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

		Section 10.	Binding Effect.  This letter agreement shall be
binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

		Section 11.	Effectiveness.  Upon the execution and delivery of
this letter agreement by the parties hereto, this letter agreement shall be and become a binding agreement among the parties hereto.





		If the foregoing accurately sets forth your agreement with respect to the matters covered hereby, please so indicate by signing your names in the spaces provided below.

	Very truly yours,

	STX ACQUISITION CORP.



	By: 	[signature appears here]
	Printed Name: Hunter Nelson
	Title:  Vice President



AGREED TO AND ACCEPTED as of
the date first above written:

STERLING CHEMICALS, INC.



By: [signature appears here]
Name: J. Virgil Waggoner
Title: President and Chief Executive Officer






EXHIBIT B

RESTATED CERTIFICATE OF INCORPORATION

OF

STERLING CHEMICALS, INC.


ARTICLE I

Name, Registration and Purpose

		Section 1.01.	Name.  The name of the Corporation is
"Sterling Chemicals Holdings, Inc.".

		Section 1.02.	Registered Office and Registered Agent.
The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209
Orange Street in the City of Wilmington, County of New
Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

		Section 1.03.	Purpose.  The purpose for which the
Corporation is organized is to engage in any lawful acts and activities for which corporations may be organized under the General Corporation Law of the State of Delaware
("DGCL"), and the Corporation shall have the power to perform all lawful acts and activities.

ARTICLE II

Capitalization

		Section 2.01.	Authorized Capital.  (a) The total number of
shares of stock that the Corporation shall have the authority to issue is 22,000,000 shares of capital stock, consisting of
(i) 2,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), and (ii) 20,000,000 shares of common stock, par value $0.01 per share (the "Common Stock").

		(b)	Subject to the provisions of this Certificate of
Incorporation and the Preferred Stock Designation (as defined below) creating any series of Preferred Stock, the Corporation may issue shares of its capital stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors of the Corporation
(the "Board of Directors"), which is expressly authorized to fix the same in its absolute discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

		(c)	The right to cumulate votes for the election of
directors as provided in Section 214 of the DGCL shall not be granted and is hereby expressly denied.

		Section 2.02.	Preferred Stock.  (a)  The Preferred Stock
may be issued from time to time in one or more series.
Authority is hereby expressly granted to and vested in
the Board of Directors to authorize from time to time the
issuance of Preferred Stock in one or more series.   With
respect to each series of Preferred Stock authorized by it, the Board of Directors shall be authorized to establish by resolution or resolutions, and by filing a certificate pursuant to the applicable law of the State of Delaware
(a "Preferred Stock Designation"), the following to the fullest extent now or hereafter permitted by the DGCL:

	(i)	the designation of such series;

	(ii)	the number of shares to constitute such series;

	(iii)	whether such series is to have voting rights
       (full, special or limited) or is to be without voting rights;

	(iv)	if such series is to have voting rights, whether
      or not such series is to be entitled to vote as a separate class either alone or together with the holders of the Common Stock or one or more other series of Preferred Stock;

	(v)	the preferences and relative, participating,
     optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) with respect to such series;

	(vi)	the redemption rights and price(s), if any, of such
      series, and whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking funds or funds are to be established, the periodic amount thereof and the terms and provisions relative to the operation thereof;

	(vii)	the dividend rights and preferences (if any) of such
       series, including, without limitation, (A) the rates of dividends payable thereon, (B) the conditions upon which and the time when such dividends are payable,
       (C) whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate and (D) whether or not the payment of such dividends shall be preferred to the payment of dividends payable on the Common Stock or any other series of Preferred Stock;

	(viii)	the preferences (if any), and the amounts thereof,
        which the holders of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding-up of, or upon any distribution of the assets of, the Corporation;

	(ix)	whether or not the shares of such series, at the option
      of the Corporation or the holders thereof or upon the happening of any specified event, shall be convertible into or exchangeable for (A) shares of Common Stock, (B) shares of any other series of Preferred Stock or (C) any other stock or securities of the Corporation;

	(x)	if such series is to be convertible or exchangeable, the
     price or prices or ratio or ratios or rate or rates at which such conversion or exchange may be made and the terms and conditions (if any) upon which such price or prices or ratio or ratios or rate or rates may be adjusted; and



		(xi)	such other rights, powers and preferences with respect
       to such series as may to the Board of Directors seem advisable.



Any series of Preferred Stock may vary from any other series of Preferred Stock in any or all of the foregoing respects and in any other manner.

		(b)	The Board of Directors may, with respect to any existing
series of Preferred Stock but subject to the Preferred Stock
Designation creating such series, increase the number of shares of Preferred Stock designated for such series by a resolution adding to such series authorized and unissued shares of Preferred Stock not designated for any other series. The Board of Directors may, with respect to any existing series of Preferred Stock but subject to the Preferred Stock Designation creating such series, decrease the number of shares of Preferred
Stock designated for any existing series by a resolution subtracting from such series shares of Preferred Stock designated for such series (but not below the number of shares of such series then outstanding), and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

		(c)	No vote of the holders of the Common Stock or the Preferred
Stock shall, unless otherwise expressly provided in a Preferred
Stock Designation, be a prerequisite to the issuance of any
shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.
Shares of any series of Preferred Stock that have been authorized for issuance pursuant to this Certificate of Incorporation and that have been issued and reacquired in any manner by the
Corporation (including upon conversion or exchange thereof) shall be restored to the status of authorized and unissued shares of
Preferred Stock and may be reissued as part of a new series of
Preferred Stock to be created by resolution or resolutions of the Board of Directors and a Preferred Stock Designation as
set forth above.

		Section 2.03.	Common Stock.  (a)  The holders of shares of
the Common Stock shall be entitled to vote upon all matters
submitted to a vote of the common stockholders of the Corporation and shall be entitled to one vote for each share of the Common
Stock held.		(b)	Subject to the prior rights and preferences
(if any) applicable to shares of Preferred Stock of any series, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared thereon by the Board of Directors at any time and from time to time out of any funds of the Corporation legally available therefor.

		(c)	In the event of any voluntary or involuntary liquidation,
dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the preferential or other rights
(if any) of the holders of shares of the Preferred Stock in respect thereof, the holders of shares of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.
For purposes of this paragraph (c), a liquidation, dissolution or winding-up of the Corporation shall not be deemed to be occasioned by or to include (i) any consolidation or merger of the Corporation with or into another corporation or other entity or (ii) a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

		Section 2.04.	Stock Options, Warrants, etc.  Unless otherwise
expressly prohibited in a Preferred Stock Designation creating any series of Preferred Stock, the Corporation shall have authority to create and issue warrants, rights and options entitling the holders thereof to purchase from the Corporation shares of the Corporation's capital stock of any class or series or other securities of the Corporation for such consideration and to such persons, firms or corporations as the Board of Directors, in its sole discretion, may determine, setting aside from the authorized but unissued stock of the Corporation the requisite number of shares for issuance upon the exercise of such warrants, rights or options. Such warrants, rights and options shall be evidenced by one or more instruments approved by the Board of Directors.
The Board of Directors shall be empowered to set the exercise price, duration, time for exercise and other terms of such warrants, rights or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

ARTICLE III

Directors

		Section 3.01.	Number and Term.  The number of directors
of the Corporation shall from time to time be fixed exclusively by the Board of Directors in accordance with, and subject to the limitations set forth in, the bylaws of the Corporation
(the "Bylaws"); provided, however, that the Board of Directors shall at all times consist of a minimum of three and a maximum of fifteen members, subject, however, to increases above fifteen members as may required in order to permit the holders of any series of Preferred Stock to exercise their right (if any) to elect additional directors under specified circumstances.
No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Anything
in this Certificate of Incorporation or the Bylaws to the
contrary notwithstanding, each director shall hold office until his successor is elected and qualified or until his earlier
death, resignation or removal.
		Section 3.02.	Nomination and Election.  (a) Nominations of
persons for election or reelection to the Board of Directors may be made by or at the direction of the Board of Directors.
The Bylaws may set forth procedures for the nomination of persons for election or reelection to the Board of Directors and only persons who are nominated in accordance with such procedures (if any) shall be eligible for election or reelection as directors of the Corporation; provided, however, that such procedures shall not infringe upon
(i) the right of the Board of Directors to nominate persons for election or reelection to the Board of Directors or
(ii) the rights of the holders of any series of Preferred Stock, voting separately by class or series, to elect additional directors under specified circumstances.

		(b)	Each director shall be elected in accordance with this
Certificate of Incorporation, the Bylaws and applicable law.
Election of directors by the Corporation's stockholders need not be by written ballot unless the Bylaws so provide.

		Section 3.03.	Removal.  No director may be removed except
by the affirmative vote of the holders of not less than 66-2/3% in voting power of all the outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class.
The Board of Directors may not remove any director, and no recommendation by the Board of Directors that a director be removed may be made to the Corporation's stockholders unless such recommendation is set forth in a resolution adopted by the affirmative vote of not less than two-thirds of the whole Board of Directors.

		Section 3.04.	Vacancies.  (a) In case any vacancy shall
occur on the Board of Directors because of death, resignation or removal, such vacancy may be filled only by a majority
(or such higher percentage as may be specified in the Bylaws) of the directors remaining in office (though less than a quorum), and the director so appointed shall serve for the unexpired term of his predecessor or until his successor is elected and qualified or until his earlier death, resignation or removal.
If there are no directors then in office, an election of directors may be held in the manner provided by applicable law.

		(b)	Any newly-created directorship resulting from any increase
in the number of directors may be filled only by a majority
(or such higher percentage as may be specified in the Bylaws) of the directors then in office (though less than a quorum).
Each director so appointed shall hold office until his successor is elected and qualified or until his earlier death, resignation or removal.

		(c)	Except as expressly provided in this Certificate of
Incorporation or as otherwise provided by applicable law, stockholders of the Corporation shall not have the right to fill vacancies or newly-created directorships on the Board of Directors.

		Section 3.05.	Subject to Rights of Holders of Preferred Stock.
Notwithstanding the foregoing provisions of this Article III, if the Preferred Stock Designation creating any series of Preferred Stock entitles the holders of such Preferred Stock, voting separately by class or series, to elect additional directors under specified circumstances, then all provisions of such Preferred Stock Designation relating to the nomination, election, term of office, removal, filling of vacancies and other features of such directorships shall, as to such directorships, govern and control over any conflicting provisions of this Article III.

		Section 3.06.	Limitation of Access of Stockholders to Books
and Records. In furtherance of, and not in limitation of, the powers conferred by law, the Board of Directors is expressly authorized and empowered to determine from time to time whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders and, except as so determined or as expressly provided in this Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by applicable law.

		Section 3.07.	Limitation of Personal Liability.  (a) No
person who is or was a director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

		(b)	If the DGCL is hereafter amended to authorize corporate
action further limiting or eliminating the personal liability of directors, then the personal liability of the directors to the Corporation or its stockholders shall be limited or eliminated to the full extent permitted by the DGCL, as so amended from time to time. Any repeal or modification of this
Section 3.07 shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation or its stockholders arising from an act or omission occurring prior to the time of such repeal or modification.

ARTICLE IV

Amendment of Bylaws

		The Board of Directors is expressly authorized and empowered to adopt, alter, amend or repeal the Bylaws. Stockholders of the Corporation shall have the power to alter, amend, expand or repeal the Bylaws but only by the affirmative vote of the holders of not less than 66-2/3% in voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors, voting together as a single class.




ARTICLE V

Actions and Meetings of  Stockholders

		Section 5.01.	No Action by Written Consent.  No action shall
be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders. Stockholders of the Corporation may not act by written consent in lieu of a meeting.

		Section 5.02.	Meetings.  (a) Meetings of the stockholders of
the Corporation (annual or special) may only be called by the Board of Directors or such officer or officers of the Corporation as the Board of Directors may from to time authorize to call meetings of the stockholders of the Corporation.
Stockholders of the Corporation shall not be entitled to call any meeting of stockholders or to require the Board of Directors or any officer or officers of the Corporation to call a meeting of stockholders except as otherwise expressly provided by law or in the Preferred Stock Designation creating any series of Preferred Stock.

		(b)	Stockholders of the Corporation shall have the right to
propose business (including, without limitation, the nomination of any person for election or reelection as a director of the Corporation) for consideration at any meeting of stockholders but only as may be expressly provided in, and then only in compliance with, the Bylaws.

		(c)	Business transacted at any special meeting of stockholders
shall be limited to the purposes stated in the notice or waivers of notice of such meeting. The person presiding at a meeting of stockholders may determine whether business (including, without limitation, the nomination of any person for election or reelection as a director of the Corporation) has been properly brought before the meeting and, if the facts so warrant, such person may refuse to transact any business at such meeting which has not been properly brought before such meeting.

		Section 5.03.	Appoint and Remove Officers, etc.  The stockholders
of the Corporation shall have no right or power to appoint or remove officers of the Corporation nor to abrogate the power of the Board of Directors to elect and remove officers of the Corporation.
Except as provided in Section 3.03, the stockholders of the
Corporation shall have no power to appoint or remove directors as members of committees of the Board of Directors nor to abrogate the power of the Board of Directors to establish one or more such committees or the power of any such committee to exercise the powers and authority of the Board of Directors.

ARTICLE VI

Indemnification of Directors and Officers

		The Corporation shall indemnify, to the fullest extent permitted by applicable law, each person who is or was a director or officer of the Corporation and each person who, at the request of the Board of Directors of the Corporation or an officer of the Corporation, is or was a director or officer of another corporation, partnership, joint venture, trust or other enterprise, and may indemnify each employee and agent of the Corporation and all other persons whom the Corporation is authorized to indemnify under the provisions of the DGCL. Without limiting the generality or effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Section 6.01.
Any amendment or repeal of this Section 6.01 shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE VII

Election to be Governed by Section 203 of the DGCL

		The Corporation hereby elects to be governed by Section 203 of the DGCL; provided, however, that the provisions of this
Article VII shall not apply to restrict a business combination between the Corporation and an interested stockholder (as defined in Section 203 of the DGCL) of the Corporation if either (i) such business combination was approved by the Board of Directors prior to the time that such stockholder became an interested stockholder or (ii) such stockholder became an interested stockholder at or prior to the Effective
Time (as defined in that certain Agreement and Plan of Merger dated as of April 24, 1996 between Sterling Chemicals, Inc., a
Delaware corporation, and STX Acquisition Corp., a Delaware corporation, as amended) as the result of a transaction which was approved by the Board of Directors prior to the time that such stockholder became an interested stockholder.

ARTICLE VIII

Amendment of Certificate of Incorporation

		The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation or a Preferred Stock Designation, in the manner now or hereafter prescribed by applicable law, and all rights, preferences and privileges conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation are granted subject to this reservation. Notwithstanding the foregoing or any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, the provisions of this Article VIII and of Articles III, IV and V may not be repealed or amended in any respect, and no provision inconsistent with any such provision or imposing cumulative voting in the election of directors may be added to this Certificate of Incorporation, unless such action is approved by the affirmative vote of the holders of not less than 66-2/3% in voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors, voting together as a single class;
provided, however, that any amendment or repeal of Section 3.08 or Article VI of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal and, provided further, that no Preferred
Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.




ARTICLE IX

Voting Requirements Not Exclusive

		The voting requirements contained in this Certificate of Incorporation shall be in addition to the voting requirements imposed by law or by the Preferred Stock Designation creating any series of Preferred Stock.